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                                    EXHIBIT 23.1


                          CONSENT OF INDEPENDENT AUDITORS





The Board of Directors and Stockholders
Exar Corporation:

We consent to the incorporation by reference in registration statements (Nos. 33-58991, 333-37369 and 333-37371) on Form S-8 and (No. 33-59071) on Form S-3 of
Exar Corporation of our report dated April 23, 1998, appearing in this Annual Report on Form 10-K of Exar Corporation for the year ended March 31, 1998.





DELOITTE & TOUCHE, LLP


San Jose, California
June 19, 1998